UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)
                                    --------


                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-932-7781

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2005

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2005

ITEM 1.    REPORTS TO STOCKHOLDERS.


                                                 THE ADVISORS' INNER CIRCLE FUND

THE STERLING CAPITAL FUNDS
ANNUAL REPORT                                                   OCTOBER 31, 2005

                                           Sterling Capital Small Cap Value Fund
                                                  Sterling Capital Balanced Fund

                                    STERLING
                                  CAPITAL FUNDS

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31, 2005

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------
Overview of Economic and Market Conditions ................................    1
Statement of Net Assets/Schedule of Investments
   Small Cap Value Fund ...................................................    6
   Balanced Fund ..........................................................   10
Statement of Assets and Liabilities .......................................   19
Statements of Operations ..................................................   20
Statements of Changes in Net Assets
   Small Cap Value Fund ...................................................   21
   Balanced Fund ..........................................................   22
Financial Highlights
   Small Cap Value Fund ...................................................   23
   Balanced Fund ..........................................................   24
Notes to Financial Statements .............................................   25
Report of Independent Registered Public Accounting Firm ....................  31
Trustees and Officers of The Advisors' Inner Circle Fund ..................   32
Disclosure of Fund Expenses ...............................................   40
Approval of Investment Advisory Agreements ................................   42
Notice to Shareholders ....................................................   44
Shareholder Voting Results ................................................   45
--------------------------------------------------------------------------------

The Funds file their complete schedule of investments of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds' Forms N-Q are available on the Commission's website at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-450-3722; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31, 2005

--------------------------------------------------------------------------------

To Our Fellow Shareholders:

OVERVIEW OF ECONOMIC AND MARKET CONDITIONS

For the first time in three years, the Federal Reserve may be signaling the end of its campaign of interest rate increases. The Federal Funds rate now stands at 4.00%, up from the low of 1.00% in 2003. Based upon its 11/1/05 minutes, the Federal Reserve intimated that "POLICY SETTING WOULD NEED TO BE INCREASINGLY SENSITIVE TO INCOMING ECONOMIC DATA AND SOME MEMBERS CAUTIONED THAT RISKS OF GOING TOO FAR WITH THE TIGHTENING PROCESS COULD ALSO EVENTUALLY EMERGE."

The bond market has struggled for respectability in 2005 with the opposing forces of inflationary pressure repelled with threats of a consumer spending recession. Gold prices, the historic "canary in the inflationary coal mine" recently popped above $500/oz. Commodity prices such as oil, natural gas, and copper have remained stubbornly high at $57/barrel, $12/MCFE, and $4,400/mt, respectively. Conversely, measures of consumer confidence continue to wane while the 10-year Treasury note, at 4.40%, has barely budged since the summer of 2002.

The stock market, as measured by the S&P 500, is up roughly 5% in 2005. Corporate profits have continued to move steadily higher despite the increased cost of raw materials and health care. As profits have risen well in excess of stock prices, valuations are clearly more attractive. The S&P 500 is now priced at less than sixteen times operating earnings for 2006, which should be viewed favorably in light of the current level of long term interest rates.

Finally, U.S. corporations are extraordinarily well capitalized by historical standards. In our opinion, this has resulted from; 1) strong profits, 2) low reinvestment, and 3) greater focus on corporate governance. We believe corporate managers will continue to release this excess capital in the form of increased dividends and share buybacks as well as through organic reinvestment and acquisitions. As always, individual stock and bond selections will continue to drive overall performance results in your portfolios.

STERLING SMALL CAP VALUE FUND

The Sterling Small Cap Value Fund returned 9.24% for the year ended October 31, 2005, compared to the Russell 2000 Value Index return of 13.04% and the Russell 2000 Index of 12.08%. While our results were solid from an absolute perspective, they were disappointing relative to the indices. Much of the underperformance stems from our significant under weightings in energy and interest rate sensitive financial service

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31,  2005

--------------------------------------------------------------------------------

businesses. We believe this continues to be the correct stance for a number of reasons. Financial services businesses, and here we are considering real estate investment trusts (REITs) and banks and thrifts, have been extraordinary beneficiaries of the steep yield curve from 2001 through 2004 as well as muted long term interest rates. Low long term rates have produced record real estate valuations, low credit charge-off experiences, and significant profits from re-financing activities. We believe the long rates are headed higher in the intermediate term which would reverse much of the excess profitability being enjoyed by these sectors. With respect to the energy sector, most students of history will agree that commodity prices are inherently unpredictable. With the exception of a few extraordinarily well-managed businesses in the sector, most businesses are unable to earn sustainable returns in excess of their capital costs. Valuations of these businesses appear to discount uncomfortably high commodity prices relative to history and have therefore become increasingly unattractive to us.

Sterling remains focused, first and foremost, on finding businesses that are attractively priced and have the potential to deliver superior returns in a sustainable manner. Of course, valuations do not become attractive until a company's earnings power is called into question. We attempt to gauge "normalized earnings power" and free cash flow as the defining measures of a company's worth and whether its stock is attractive in relation to its worth. Our investments in a number of manufactured housing related business, such as Champion Enterprises (CHB), Fleetwood Enterprises (FLE), and Origen Financial
(ORGN) reflect our opinion that "normal earnings" and housing deliveries will rise significantly off of their forty year lows. Each of these businesses is significantly leveraged to a recovery and higher interest rates may drive the marginal low end home buyer back to this segment of the housing industry. Our overweighting in businesses serving the technology, consumer discretionary, producer durable, and materials and services industries reflect a belief that current valuations do not reflect normal earnings power. Conversely, our underweighting in energy, financial services, and utilities reflect the lack of attractively valued candidates in these sectors.

STERLING CAPITAL BALANCED FUND

The Sterling Capital Balanced Fund had a total return of 5.38% net of fees and expenses for the year ended October 31, 2005 underperforming the Balanced Index (60% S&P/Barra Value Index/40% Lehman US Aggregate Index) which returned 6.20% during the same period.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31, 2005

--------------------------------------------------------------------------------

Before fees, both the stock and fixed income portions of the Portfolio performed well versus their respective benchmarks. The stock portion of the Portfolio had a strong year and returned over 9.5% for the 12 months ended in October. Having a value approach to investing was once again beneficial as the value indices outperformed growth indices for the year. The fixed income portion of the Portfolio was up 1.7% last year even as the Federal Reserve raised short term rates by 2.25%. It outperformed its benchmark by 0.9%.

As you are aware the Sterling Capital Balanced Fund will be liquidated and dissolved by the middle of December, 2005. Sterling has appreciated serving your investment needs through the Balanced Fund over these last 14 years.

We appreciate your continued confidence in Sterling.

Sincerely,

STERLING CAPITAL MANAGEMENT, LLC

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          SMALL CAP VALUE FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE STERLING CAPITAL SMALL CAP VALUE FUND VERSUS THE RUSSELL 2000 VALUE INDEX.(1)

-------------------------------------------------
         AVERAGE ANNUAL TOTAL  RETURN**
       FOR PERIOD ENDED OCTOBER 31, 2005
-------------------------------------------------
          Annualized   Annualized    Annualized
One Year    3 Year       5 Year     Inception to
 Return     Return       Return         Date*
-------------------------------------------------
  9.24%     21.09%       11.18%        11.88%
-------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                         Periods ended on October 31st

        STERLING CAPITAL
           SMALL CAP      RUSSELL 2000
           VALUE FUND     VALUE INDEX
1/2/97*     $10,000         $10,000
Oct 97       13,734          12,609
Oct 98       12,350          11,640
Oct 99       13,464          11,723
Oct 00       15,856          13,751
Oct 01       16,918          14,955
Oct 02       15,169          14,576
Oct 03       21,067          20,449
Oct 04       24,654          24,128
Oct 05       26,933          27,274

  *   Fund commenced operations on 1/2/97. Index comparisons begin on 12/31/96.

 ** These figures represent past performance. Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than its original cost.

(1) The Russell 2000 Value Index contains those Russell 2000 securities which have lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect transaction costs.

    INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE
 INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. A DIRECT
                INVESTMENT IN AN UNMANAGED INDEX IS NOT POSSIBLE.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE STERLING CAPITAL BALANCED FUND VERSUS THE S&P 500/BARRA VALUE INDEX(1) AND THE LEHMAN U.S. AGGREGATE INDEX.(2)

----------------------------------------------
        AVERAGE ANNUAL TOTAL RETURN*
       FOR YEAR ENDED OCTOBER 31, 2005
----------------------------------------------
          Annualized   Annualized   Annualized
One Year   3 Year        5 Year      10 Year
 Return    Return        Return      Return
----------------------------------------------
  5.38%    10.20%         3.12%       6.89%
----------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                          Years ended on October 31st

                                LEHMAN
          STERLING CAPITAL  U.S. AGGREGATE  S&P 500/BARRA
           BALANCED FUND        INDEX        VALUE INDEX
10/31/95      $10,000          $10,000         $10,000
Oct 96         11,552           10,583          12,461
Oct 97         14,160           11,527          16,162
Oct 98         15,092           12,601          18,059
Oct 99         15,865           12,668          21,492
Oct 00         16,703           13,593          23,573
Oct 01         15,600           15,572          19,233
Oct 02         14,553           16,489          16,198
Oct 03         16,616           17,299          20,218
Oct 04         18,483           18,257          23,142
Oct 05         19,478           18,465          25,496

  * These figures represent past performance. Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than its original cost.

(1) The S&P 500/BARRA Value Index is a widely-recognized, capitalization weighted index of companies in the S&P 500 with lower book-to-price ratios. The index is unmanaged and does not reflect any transaction costs.

(2) The Lehman U.S. Aggregate Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

    INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A PORTFOLIO'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE
 INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. A DIRECT
                INVESTMENT IN AN UNMANAGED INDEX IS NOT POSSIBLE.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          SMALL CAP VALUE FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
SECTOR WEIGHTINGS (UNAUDITED)+:

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

Financials               24.6%
Consumer Discretionary   22.6%
Industrials              12.4%
Information Technology   12.2%
Technology               11.7%
Materials & Processing    9.9%
Health Care               4.1%
Cash Equivalents          1.8%
Consumer Staples          0.7%

+ PERCENTAGES BASED ON TOTAL INVESTMENTS.

--------------------------------------------------------------------------------
COMMON STOCK -- 99.3%
--------------------------------------------------------------------------------

                                                                        MARKET
                                                            SHARES      VALUE
                                                          ---------  -----------
CONSUMER DISCRETIONARY -- 22.8%
    Advo ...............................................     32,850  $   811,395
    Bandag, Cl A .......................................     40,525    1,475,110
    Big Lots* ..........................................    129,900    1,502,943
    Callaway Golf ......................................     72,400    1,031,700
    Catalina Marketing .................................     96,550    2,516,093
    Champion Enterprises* ..............................    259,375    3,600,125
    Coachmen Industries ................................     39,700      472,827
    Exide Technologies* ................................    340,690    1,447,933
    Fleetwood Enterprises* .............................    173,300    1,914,965
    Jacuzzi Brands* ....................................    185,600    1,369,728
    Kellwood ...........................................     75,300    1,649,823
    Lear ...............................................     64,100    1,952,486
    Speedway Motorsports ...............................     80,600    2,858,076
                                                                     -----------
                                                                      22,603,204
                                                                     -----------

CONSUMER STAPLES -- 0.7%
    Blyth ..............................................     38,775      707,256
                                                                     -----------

FINANCIALS -- 24.9%
    Annaly Mortgage Management .........................    145,000    1,664,600
    Avatar Holdings* ...................................     41,085    2,327,465
    Covanta Holding* ...................................     62,410      723,332
    First Citizens Bancshares, Cl A ....................      7,600    1,269,200
    Horace Mann Educators ..............................     96,800    1,878,888
    Infinity Property & Casualty .......................     82,200    3,059,484
    Investment Technology Group* .......................     25,700      835,507
    Origen Financial ...................................     54,477      390,600
    Phoenix ............................................    212,900    2,757,055
    Piper Jaffray* .....................................     28,800      989,280

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          SMALL CAP VALUE FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                                       MARKET
                                                           SHARES      VALUE
                                                           -------  -----------
FINANCIALS -- CONTINUED
   Provident Financial Services ........................    48,550  $   854,480
   Raymond James Financial .............................    48,950    1,665,769
   UMB Financial .......................................    27,425    1,836,927
   Waddell & Reed Financial, Cl A ......................   140,440    2,693,639
   Washington Federal ..................................    77,300    1,777,127
                                                                    -----------
                                                                     24,723,353
                                                                    -----------
HEALTH CARE -- 4.1%
   Molina Healthcare* ..................................    32,400      665,820
   Odyssey HealthCare* .................................    60,200    1,040,256
   Par Pharmaceutical* .................................    42,000    1,086,960
   QLT* ................................................   183,800    1,299,466
                                                                    -----------
                                                                      4,092,502
                                                                    -----------
INDUSTRIALS -- 12.6%
   Arkansas Best .......................................    28,800    1,116,288
   Brink's .............................................    70,150    2,754,790
   Crane ...............................................    90,000    2,786,400
   DeVry* ..............................................    56,900    1,285,940
   FTI Consulting* .....................................    42,800    1,171,436
   Hughes Supply .......................................    65,300    2,184,285
   NCO Group* ..........................................    65,104    1,169,919
                                                                    -----------
                                                                     12,469,058
                                                                    -----------
INFORMATION TECHNOLOGY -- 12.4%
   Cabot Microelectronics* .............................    81,500    2,396,100
   Commonwealth Telephone Enterprises ..................    69,300    2,487,177
   CSG Systems International* ..........................   152,000    3,573,520
   Earthlink* ..........................................    84,375      928,969
   Electronics for Imaging* ............................    47,400    1,190,214
   Gartner* ............................................   141,400    1,702,456
                                                                    -----------
                                                                     12,278,436
                                                                    -----------
MATERIALS & PROCESSING -- 10.0%
   Acuity Brands .......................................   155,150    4,314,721
   Delta & Pine Land ...................................   124,925    3,116,879
   Tredegar ............................................   103,525    1,303,380
   Trex* ...............................................    56,100    1,165,197
                                                                     ----------
                                                                      9,900,177
                                                                     ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          SMALL CAP VALUE FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                                       MARKET
                                                           SHARES      VALUE
                                                           -------   ----------

TECHNOLOGY -- 11.8%
   Axcelis Technologies* ........................          146,465   $  637,123
   Belden CDT ...................................          135,125    2,693,041
   Black Box ....................................           66,200    2,655,944
   Dendrite International* ......................          120,975    2,123,111
   Keane* .......................................          171,800    1,941,340
   Polycom* .....................................           79,800    1,220,940
   Varian Semiconductor Equipment Associates* ...           12,700      480,314
                                                                    -----------
                                                                     11,751,813
                                                                    -----------
   TOTAL COMMON STOCK
      (COST $81,822,393) ........................                    98,525,799
                                                                    -----------
--------------------------------------------------------------------------------
   REPURCHASE AGREEMENT -- 1.8%
--------------------------------------------------------------------------------

                                                            FACE
                                                           AMOUNT
                                                           -------
   Morgan Stanley Dean Witter
      3.500%, dated 10/31/05, to be repurchased
      on 11/01/05, repurchase price $1,792,658
      (collateralized by a U.S. Treasury Note,
      par value $1,799,186, 5.625%, 02/15/06;
      with a total market value $1,828,334)
      (Cost $1,792,484) .........................       $1,792,484    1,792,484
                                                                    -----------
   TOTAL INVESTMENTS -- 101.1%
      (COST $83,614,877) ........................                   100,318,283
                                                                    -----------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (1.1%)
--------------------------------------------------------------------------------

   Payable for Investment Securities Purchased ..                    (1,048,604)
   Payable for Fund Shares Redeemed .............                       (61,839)
   Payable for Investment Advisory Fees .........                       (30,678)
   Payable for Administration Fees ..............                       (13,277)
   Payable for Trustees' Fees ...................                        (2,775)
   Other Assets and Liabilities, Net ............                        39,596
                                                                    -----------
   TOTAL OTHER ASSETS AND LIABILITIES ...........                    (1,117,577)
                                                                    -----------
   NET ASSETS -- 100.0% .........................                   $99,200,706
                                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          SMALL CAP VALUE FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS:
--------------------------------------------------------------------------------

                                                                      VALUE
                                                                  -------------
   Paid in Capital ............................................   $  66,880,292
   Undistributed net investment income ........................          64,633
   Accumulated net realized gain on investments ...............      15,552,375
   Net unrealized appreciation on investments .................      16,703,406
                                                                  -------------
   NET ASSETS .................................................   $  99,200,706
                                                                  =============
   INSTITUTIONAL CLASS SHARES:
       Shares Issued and Outstanding
          (unlimited authorization, no par value) .............       5,445,069
   NET ASSET VALUE, Offering and Redemption Price Per Share ...          $18.22
                                                                  =============

   *  NON-INCOME PRODUCING SECURITY.

   CL CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
SECTOR WEIGHTINGS (UNAUDITED)+:

 [THE FOLLOWING TABLE WAS REPRESENTATED AS A BAR CHART IN THE PRINTED MATERIAL]

Financials                           24.2%
U.S. Government & Agency Securities  19.5%
Consumer Discretionary                9.4%
Home Equity Loans                     9.0%
Energy                                7.0%
Telecommunications Services           6.5%
Utilities                             4.7%
Industrials                           4.0%
Information Technology                3.5%
U.S. Treasury Obligations             2.9%
Materials                             2.7%
Pharmaceuticals                       1.8%
Health Care                           1.7%
Consumer Staples                      1.6%
Municipal Bonds                       1.5%

+ PERCENTAGES ARE BASED ON TOTAL INVESTMENTS.

--------------------------------------------------------------------------------
COMMON STOCK -- 48.2%
--------------------------------------------------------------------------------

                                                                       MARKET
                                                           SHARES      VALUE
                                                          --------  ------------

CONSUMER DISCRETIONARY -- 7.7%
   ACCO Brands* ...................................            481  $    11,693
   Altria Group ...................................          2,325      174,491
   Black & Decker .................................          3,225      264,869
   Comcast Special, Cl A* .........................          5,550      152,125
   Comcast, Cl A* .................................          6,157      171,349
   Energizer Holdings* ............................          5,050      254,975
   Fortune Brands .................................          1,450      110,157
   Marriott International .........................          3,450      205,689
   McDonald's .....................................         10,275      324,690
   Target .........................................          4,200      233,898
   Tribune ........................................          3,625      114,224
   Tyco International .............................         16,825      444,012
   Walt Disney ....................................          6,200      151,094
                                                                    -----------
                                                                      2,613,266
                                                                    -----------
CONSUMER STAPLES -- 1.3%
   Time Warner ....................................         12,450      221,983
   Viacom, Cl B ...................................          6,750      209,048
                                                                    -----------
                                                                        431,031
                                                                    -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                                       MARKET
                                                           SHARES      VALUE
                                                          --------  ------------
ENERGY -- 5.7%
   Chevron ........................................          7,230   $  412,616
   Marathon Oil ...................................          9,300      559,488
   Royal Dutch Shell ADR ..........................          5,950      369,138
   Schlumberger ...................................          3,550      322,233
   Sunoco .........................................          4,025      299,863
                                                                    -----------
                                                                      1,963,338
                                                                    -----------
FINANCIALS -- 15.9%
   Allstate .......................................          4,300      226,997
   American International Group ...................          7,000      453,600
   Bank of America ................................         12,280      537,127
   Citigroup ......................................         13,016      595,872
   Freddie Mac ....................................          4,125      253,069
   Goldman Sachs Group ............................          1,875      236,944
   JPMorgan Chase .................................         15,024      550,179
   Keycorp ........................................         11,300      364,312
   Merrill Lynch ..................................          4,550      294,567
   Metlife ........................................          6,750      333,517
   Morgan Stanley .................................          5,050      274,771
   St Paul Travelers ..............................          7,955      358,214
   Wachovia .......................................         10,725      541,827
   Wells Fargo ....................................          6,750      406,350
                                                                    -----------
                                                                      5,427,346
                                                                    -----------
HEALTH CARE -- 1.4%
   Abbott Laboratories ............................          3,225      138,836
   Baxter International ...........................          3,050      116,602
   Hospira* .......................................            485       19,327
   WellPoint* .....................................          2,700      201,636
                                                                    -----------
                                                                        476,401
                                                                    -----------
INDUSTRIALS -- 2.6%
   First Data .....................................          3,475      140,564
   Honeywell International ........................         13,650      466,830
   Illinois Tool Works ............................          3,450      292,422
                                                                    -----------
                                                                        899,816
                                                                    -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                                       MARKET
                                                           SHARES      VALUE
                                                          --------  ------------

INFORMATION TECHNOLOGY -- 2.9%
   EMC* ...........................................          8,950  $   124,942
   Freescale Semiconductor, Cl B* .................          7,549      180,270
   Texas Instruments ..............................          8,925      254,809
   Unisys* ........................................         16,275       83,165
   Xerox* .........................................         25,425      345,017
                                                                    -----------
                                                                        988,203
                                                                    -----------
MATERIALS -- 2.2%
   Alcoa ..........................................          4,675      113,556
   Dover ..........................................          3,775      147,149
   Praxair ........................................          4,775      235,933
   Thermo Electron* ...............................          4,825      145,667
   Weyerhaeuser ...................................          1,725      109,261
                                                                    -----------
                                                                        751,566
                                                                    -----------
PHARMACEUTICALS -- 1.5%
   Pfizer .........................................         23,725      515,781
                                                                    -----------
TELECOMMUNICATION SERVICES -- 3.6%
   Alltel .........................................          4,200      259,812
   AT&T ...........................................          3,235       63,988
   Motorola .......................................         16,500      365,640
   SBC Communications .............................         10,860      259,011
   Verizon Communications .........................          8,950      282,015
                                                                    -----------
                                                                      1,230,466
                                                                    -----------
UTILITIES -- 3.4%
   Duke Energy ....................................         10,200      270,096
   Exelon .........................................          9,480      493,245
   Southern .......................................         11,275      394,512
                                                                    -----------
                                                                      1,157,853
                                                                    -----------
   TOTAL COMMON STOCK
      (COST $13,867,270) ..........................                  16,455,067
                                                                    -----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES -- 15.9%
--------------------------------------------------------------------------------

                                                         FACE         MARKET
                                                        AMOUNT        VALUE
                                                      ----------   ------------
FHLB -- 0.5%
   FHLB
      4.250%, 03/24/08 ...........................    $  155,000   $    152,830
                                                                   ------------
FHLMC -- 4.0%
   FHLMC
      5.500%, 08/20/19 ...........................       217,000        213,843
      5.500%, 12/01/34 ...........................       227,678        224,919
      5.500%, 02/01/35 ...........................       128,788        127,171
      5.500%, 03/01/35 ...........................       144,410        142,596
      5.000%, 11/01/34 ...........................       271,276        261,589
      4.625%, 08/15/08 ...........................       145,000        143,983
      4.500%, 12/01/34 ...........................       136,784        127,858
   FHLMC, MTN(A)
      3.250%, 02/25/08 ...........................       140,000        139,106
                                                                   ------------
                                                                      1,381,065
                                                                   ------------
FNMA -- 2.5%
   FNMA
      6.625%, 11/15/30 ...........................       107,000        128,667
      6.000%, 05/15/11 ...........................       125,000        131,935
      6.000%, 01/01/19 ...........................       186,021        190,343
      5.500%, 02/01/34 ...........................       415,326        410,390
                                                                   ------------
                                                                        861,335
                                                                   ------------
GNMA TBA -- 2.9%
   GNMA TBA
      5.000%, 12/01/33 ...........................     1,014,898        988,573
                                                                   ------------

MORTGAGE-BACKED SECURITIES -- 6.0%
   Fannie Mae Pool #757857
      5.000%, 09/01/35 ...........................        39,910         38,418
   Fannie Mae Pool #781744
      5.500%, 09/01/34 ...........................       284,024        280,415
   Fannie Mae Pool #821037
      6.000%, 05/01/35 ...........................        39,016         39,362

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES -- CONTINUED
--------------------------------------------------------------------------------

                                                           FACE        MARKET
                                                          AMOUNT        VALUE
                                                        ----------   ----------
MORTGAGE-BACKED SECURITIES -- CONTINUED
   Freddie Mac (Gold) Pool #A16907
     7.000%, 12/01/33 ...............................   $    4,892   $    5,104
   Freddie Mac (Gold) Pool #A19091
     6.000%, 01/01/34 ...............................       83,866       84,728
   Freddie Mac (Gold) Pool #A24888
     6.000%, 07/01/34 ...............................      390,256      394,269
   Freddie Mac (Gold) Pool #A25200
     6.000%, 05/01/34 ..............................       120,890      122,134
   Freddie Mac (Gold) Pool #B13305
     4.500%, 04/01/19 ..............................       311,291      301,352
   Freddie Mac (Gold) Pool #B16393
     5.500%, 09/01/19 ..............................        77,188       77,695
   Freddie Mac (Gold) Pool #C01120
     7.000%, 01/01/31 ..............................        12,114       12,647
   Freddie Mac (Gold) Pool #E89543
     6.500%, 05/01/17 ...............................       42,103       43,422
   Freddie Mac (Gold) Pool #G01740
     5.500%, 12/01/34 ...............................       30,245       29,878
   Freddie Mac (Gold) Pool #G08080
     5.500%, 09/01/35 ...............................       59,783       59,033
   Freddie Mac Pool #555212
     7.000%, 10/01/32 ...............................       49,971       52,276
   Freddie Mac Pool #659940
     7.000%, 07/01/32 ...............................       33,433       34,965
   Freddie Mac Pool #675969
     7.500%, 08/01/31 ...............................      136,364      144,096
   Freddie Mac Pool #725773
     5.500%, 09/01/34 ...............................      120,790      119,255
   Freddie Mac Pool #731521
     5.000%, 07/01/18 ...............................      184,462      182,092
   Freddie Mac Pool #767411
     6.500%, 01/01/34 ...............................       37,608       38,603
                                                                     ----------
                                                                      2,059,744
                                                                     ----------
   TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
     (COST $5,553,008) ..............................                 5,443,547
                                                                     ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HOME EQUITY LOANS -- 7.3%
--------------------------------------------------------------------------------

                                                                          FACE        MARKET
                                                                         AMOUNT        VALUE
                                                                       ----------   ----------
Asset Backed Funding Certificates, Ser 2004-OPT5, Cl A3
  4.408%, 09/25/30 ..............................................      $  141,000   $  141,315
Asset Backed Securities, Ser 2004 HE3, Cl A3
  4.188%, 06/25/34 ..............................................          42,272       42,275
Banc of America Commercial Mortgage, Ser 2004-6, Cl A5
  4.811%, 12/10/42 ..............................................         196,466      189,811
Banc of America Commercial Mortgage, Ser 2005-2, Cl A4
  4.783%, 07/10/42 ..............................................         138,000      134,849
Bear Stearns Commercial Mortgage Securities, Ser 2003-PWR2, Cl A1
  3.432%, 05/11/39 ..............................................          76,713       74,074
Capital One Master Trust, Ser2001-1, Cl A
  4.170%, 12/15/10 ..............................................         380,000      381,652
Centex Home Equity, Ser 2005-C, Cl AF6
  4.638%, 06/25/35 ..............................................         141,000      136,997
Chase Funding Mortgage Loan, Ser 2004-2, Cl 2A2
  4.080%, 02/25/34 ..............................................         190,000      190,217
Countrywide Asset-Backed Certificates, Ser 2004-10, Cl AF2
  3.323%, 05/25/22 ..............................................         175,802      174,771
Countrywide Asset-Backed Certificates, Ser 2004-12, Cl 2AV2
  4.318%, 09/25/33 ..............................................         380,000      380,494
Credit Suisse First Boston Mortgage Trust, Ser 2003-CK2, Cl A2
  3.861%, 03/15/36 ..............................................         163,413      159,342
Equity One Asset Backed Securities, Ser 2004-3, Cl AF3
  4.265%, 07/25/34 ..............................................         185,372      184,059
First Horizon Asset Backed Securities Trust, Ser 2004-HE2, Cl A
  4.258%, 02/25/34 ..............................................          74,372       74,425
Residential Asset Mortgage Products, Ser 2003-RZ5, Cl A3
  3.800%, 07/25/30 ..............................................         135,857      135,210
Wachovia Bank Commercial Mortgage Trust, Ser 2004-C11, Cl A1
  3.333%, 01/15/41 ..............................................         103,544      100,681
                                                                                    ----------
TOTAL HOME EQUITY LOANS
  (COST $2,529,732) .............................................                    2,500,172
                                                                                    ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CORPORATE BONDS -- 5.5%
--------------------------------------------------------------------------------

                                                           FACE        MARKET
                                                          AMOUNT        VALUE
                                                        ----------   ----------
FINANCIALS -- 2.7%
   Bank of America
     4.250%, 10/01/10 ...............................   $   70,000   $   67,679
   CIT Group
     5.000%, 02/13/14 ...............................       51,000       49,557
   Household Finance
     4.750%, 07/15/13 ...............................      100,000       96,075
   Lehman Brothers Holdings, Ser G, MTN
     4.800%, 03/13/14 ...............................      200,000      193,469
   Merrill Lynch
     6.000%, 02/17/09 ...............................      122,000      125,813
   Morgan Stanley
     4.250%, 05/15/10 ...............................      118,000      113,498
   SLMA, Ser A, MTN
     4.000%, 01/15/09 ...............................      112,000      108,695
   Synovus Financial
     4.875%, 02/15/13 ...............................      112,000      108,898
   Wachovia
     4.375%, 06/01/10 ...............................       67,000       65,276
                                                                     ----------
                                                                        928,960
                                                                     ----------
INDUSTRIALS -- 0.7%
   Daimlerchrysler Holdings
     4.875%, 06/15/10 ...............................       70,000       67,873
   Raytheon
     6.150%, 11/01/08 ...............................       65,000       67,112
   Southwest Airlines
     5.250%, 10/01/14 ...............................      100,000       95,467
                                                                     ----------
                                                                        230,452
                                                                     ----------
TELECOMMUNICATION SERVICES -- 1.6%
   America Movil
     5.750%, 01/15/15 ...............................      126,000      123,698
   Motorola
     7.500%, 05/15/25 ...............................      217,000      256,331
   Sprint Capital
     6.875%, 11/15/28 ...............................      178,000      189,784
                                                                     ----------
                                                                        569,813
                                                                     ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CORPORATE BONDS -- CONTINUED
--------------------------------------------------------------------------------

                                                                     FACE          MARKET
                                                                    AMOUNT          VALUE
                                                                 -----------   --------------
UTILITIES -- 0.5%
   American Electric Power ,Ser C
     5.375%, 03/15/10 ............. ...........................  $   160,000   $      161,276
                                                                               --------------
   TOTAL CORPORATE BONDS
     (COST $1,946,993) ........................................                     1,890,501
                                                                               --------------
----------------------------------------------------------------------------------------------
MORTGAGE RELATED -- 1.1%
----------------------------------------------------------------------------------------------

   GE Capital Commercial Mortgage, Ser 2001-3, ClA1
     5.560%, 06/10/38 .........................................      136,166          137,749
   MBNA Credit Card Master Note Trust, Ser 2001-A5, ClA5
     4.180%, 03/15/11 .........................................      240,000          241,399
                                                                               --------------
   TOTAL MORTGAGE RELATED
     (COST $380,257) ..........................................                       379,148
                                                                               --------------
----------------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 1.2%
----------------------------------------------------------------------------------------------

   Brownsville Utility System RB, Ser B, AMBAC
     4.874%, 09/01/13 .........................................      120,000          118,259
   Gainesville Employment, Taxable Retiree Health Care
     Plan RB, MBIA
     4.500%, 10/01/11 .........................................      110,000          107,525
   Illinois State GO, Taxable Pension Obligation
     3.750%, 06/01/12 .........................................       65,000           60,531
   Oregon School Boards Association GO, Taxable Pension,
     AMBAC, SCH BD GTY
     4.759%, 06/30/28 .........................................       70,000           64,663
   Sales Tax Asset Receivable Corporation of New York RB,
     Ser B, FGIC
     4.060%, 10/15/10 .........................................       70,000           67,375
                                                                               --------------
   TOTAL MUNICIPAL BONDS
     (COST $426,983) ..........................................                       418,353
                                                                               --------------
U.S. TREASURY BONDS -- 2.0%
   U.S. Treasury Bonds
     7.875%, 02/15/21 .........................................       72,000           95,712
     7.250%, 08/15/22 .........................................      352,000          449,198
     1.875%, 07/15/13 .........................................      132,577          131,857
                                                                               --------------
                                                                                      676,767
                                                                               --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 2.4%
--------------------------------------------------------------------------------

                                                                     FACE          MARKET
                                                                    AMOUNT          VALUE
                                                                 -----------   --------------
U.S. TREASURY INFLATION PROTECTED SECURITY -- 0.4%
   U.S. Treasury Inflation Protected Security
     1.625%, 01/15/15 ........................................   $   129,578   $      125,696
                                                                               --------------
   TOTAL U.S. TREASURY OBLIGATIONS
     (COST $824,425) .........................................                        802,463
                                                                               --------------
   TOTAL INVESTMENTS -- 81.6%
     (COST $25,528,668) ......................................                 $   27,889,251
                                                                               ==============

             PERCENTAGES ARE BASED ON NET ASSETS OF $34,164,181

         *   NON-INCOME PRODUCING SECURITY.

       (A) VARIABLE RATE SECURITY -- THE RATE REFLECTED ON THE SCHEDULE OF INVESTMENTS IS THE RATE IN EFFECT ON OCTOBER 31, 2005.

       ADR   AMERICAN DEPOSITARY RECEIPT

     AMBAC   AMERICAN MUNICIPAL BOND ASSURANCE CORPORATION

        CL   CLASS

      FGIC   FINANCIAL GUARANTY INSURANCE CORPORATION

      FHLB   FEDERAL HOME LOAN BANK

     FHLMC   FEDERAL HOME LOAN MORTGAGE CORPORATION

      FNMA   FEDERAL NATIONAL MORTGAGE ASSOCIATION

      GNMA   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

        GO   GENERAL OBLIGATION

      MBIA   MUNICIPAL BOND INSURANCE CORPORATION

       MTN   MEDIUM TERM NOTE

        RB   REVENUE BOND

       SER   SERIES

SCH BD GTY   SCHOOL BOARD GUARANTY

      SLMA   STUDENT LOAN MARKETING ASSOCIATION

       TBA   TO BE ANNOUNCED

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

ASSETS:
Investments and Value (Cost $25,528,668) .......................   $ 27,889,251
Receivable for Investments Sold ................................      8,850,033
Receivable for Fund Shares Sold ................................        213,315
Receivable for Dividends and Interest ..........................        116,440
Prepaid Expenses ...............................................          8,913
                                                                   ------------
   Total Assets ................................................     37,077,952
                                                                   ------------
LIABILITIES:
Payable for Investment Securities Purchased ....................      1,986,980
Payable to Custodian ...........................................        523,430
Payable for Fund Shares Redeemed ...............................        340,476
Investment Advisory Fees Payable ...............................         12,275
Administration Fees Payable ....................................          4,503
Trustees' Fees Payable .........................................            708
Accrued Expenses Payable .......................................         45,399
                                                                   ------------
   Total Liabilities ...........................................      2,913,771
                                                                   ------------
NET ASSETS .....................................................   $ 34,164,181
                                                                   ============
NET ASSETS:
Paid in Capital ................................................   $ 29,795,832
Accumulated net realized gain on investments ...................      2,007,766
Net unrealized appreciation on investments .....................      2,360,583
                                                                   ------------
NET ASSETS .....................................................   $ 34,164,181
                                                                   ============
INSTITUTIONAL CLASS SHARES:
   Shares Issued and Outstanding
      (Unlimited authorization, no par value) ..................      2,970,693
NET ASSET VALUE, Offering and Redemption Price Per Share .......         $11.50
                                                                   ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          FOR THE YEAR ENDED
                                                          OCTOBER 31, 2005
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                     SMALL CAP
                                                       VALUE         BALANCED
                                                       FUND            FUND
                                                   -------------   ------------
INVESTMENT INCOME
Dividend Income ................................   $   2,535,892   $    527,345
Interest Income ................................          68,052        607,535
Less: Foreign Taxes Withheld ...................              --         (3,277)
                                                   -------------   ------------
   TOTAL INVESTMENT INCOME .....................       2,603,944      1,131,603
                                                   -------------   ------------
EXPENSES
Investment Advisory Fees .......................       2,010,483        284,878
Administration Fees ............................         300,567         56,975
Trustees' Fees .................................          14,897          2,081
Transfer Agent Fees ............................         445,983        110,062
Professional Fees ..............................          88,801         15,699
Printing Fees ..................................          43,059          7,367
Custodian Fees .................................          21,552          9,699
Registration and Filing Fees ...................          17,633         18,579
Other Expenses .................................          21,784         12,673
                                                   -------------   ------------
TOTAL EXPENSES .................................       2,964,759        518,013
Less:
Waiver of Investment Advisory Fees .............        (449,303)       (96,191)
Fees paid Indirectly (Note 4) ..................          (2,323)          (259)
                                                   -------------   ------------
TOTAL NET EXPENSES .............................       2,513,133        421,563
                                                   -------------   ------------
NET INVESTMENT INCOME ..........................          90,811        710,040
                                                   -------------   ------------
NET REALIZED GAIN ON INVESTMENTS ...............      32,120,183      2,881,283
NET CHANGE IN UNREALIZED DEPRECIATION
   ON INVESTMENTS ..............................     (16,849,941)    (1,566,920)
                                                   -------------   ------------
NET GAIN ON INVESTMENTS ........................      15,270,242      1,314,363
                                                   -------------   ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .............................   $  15,361,053   $  2,024,403
                                                   =============   ============

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          STERLING CAPITAL FUNDS
                                                         SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     YEAR             YEAR
                                                                     ENDED           ENDED
                                                                  OCTOBER 31,     OCTOBER 31,
                                                                     2005             2004
                                                                --------------   -------------
OPERATIONS:
   Net Investment Income ....................................   $       90,811   $     789,766
   Net Realized Gain ........................................       32,120,183      23,949,465
   Net Change in Unrealized Appreciation (Depreciation) .....      (16,849,941)     12,137,026
                                                                --------------   -------------
   Net Increase in Net Assets Resulting from Operations .....       15,361,053      36,876,257
                                                                --------------   -------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Investment Income ....................................               --      (1,010,974)
   Realized Capital Gains ...................................      (23,526,506)     (6,205,440)
                                                                --------------   -------------
   Total Dividends and Distributions ........................      (23,526,506)     (7,216,414)
                                                                --------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Issued ...................................................       33,586,170      61,114,159
   In Lieu of Cash Distributions ............................       20,508,982       6,414,515
   Redeemed .................................................     (194,683,210)    (76,935,805)
                                                                --------------   -------------
   Net Decrease in Net Assets from Capital Share
      Transactions ..........................................     (140,588,058)     (9,407,131)
                                                                --------------   -------------
      Total Increase (Decrease) in Net Assets ...............     (148,753,511)     20,252,712

NET ASSETS:
   Beginning of Year ........................................      247,954,217     227,701,505
                                                                --------------   -------------
   End of Year (Includes Undistributed Net Investment Income
      of $64,633 and $0, respectively) ......................   $   99,200,706   $ 247,954,217
                                                                ==============   =============
SHARE TRANSACTIONS:
   Issued ...................................................        1,891,644       3,486,150
   In Lieu of Cash Distributions ............................        1,173,283         395,129
   Redeemed .................................................      (11,148,492)     (4,435,383)
                                                                --------------   -------------
NET DECREASE IN SHARES OUTSTANDING FROM SHARE TRANSACTIONS ..       (8,083,565)       (554,104)
                                                                ==============   =============

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             YEAR            YEAR
                                                                             ENDED           ENDED
                                                                          OCTOBER 31,     OCTOBER 31,
                                                                             2005            2004
                                                                         ------------    ------------
OPERATIONS:
   Net Investment Income .............................................   $    710,040    $    663,401
   Net Realized Gain (Loss) ..........................................      2,881,283         (28,874)
   Net Change in Unrealized Appreciation (Depreciation) ..............     (1,566,920)      3,362,636
                                                                         ------------    ------------
   Net Increase in Net Assets Resulting from Operations ..............      2,024,403       3,997,163
                                                                         ------------    ------------
DIVIDENDS:
   Net Investment Income .............................................       (780,220)       (697,584)
                                                                         ------------    ------------
   Total Dividends ...................................................       (780,220)       (697,584)
                                                                         ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Issued ............................................................      2,360,023       2,729,033
   In Lieu of Cash Distributions .....................................        759,185         679,151
   Redeemed ..........................................................     (8,814,283)     (4,560,519)
                                                                         ------------    ------------
   Net Decrease in Net Assets from Capital Share Transactions ........     (5,695,075)     (1,152,335)
                                                                         ------------    ------------
      Total Increase (Decrease) in Net Assets ........................     (4,450,892)      2,147,244

NET ASSETS:
   Beginning of Year .................................................     38,615,073      36,467,829
                                                                         ------------    ------------
   End of Year (Includes Undistributed Net Investment Income
      of $0 and $33,837, respectively) ...............................   $ 34,164,181    $ 38,615,073
                                                                         ============    ============
SHARE TRANSACTIONS:
   Issued ............................................................        205,914         255,049
   In Lieu of Cash Distributions .....................................         65,925          63,462
   Redeemed ..........................................................       (769,034)       (426,925)
                                                                         ------------    ------------
NET DECREASE IN SHARES OUTSTANDING FROM SHARE TRANSACTIONS ...........       (497,195)       (108,414)
                                                                         ============    ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                          YEARS ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------
                                                       2005           2004        2003          2002         2001(1)
                                                     --------      ---------    --------     ----------     ---------
Net Asset Value,
   Beginning of Year .............................   $  18.33      $   16.17    $  11.75     $    14.00     $   14.65
                                                     --------      ---------    --------     ----------     ---------
Income from Investment
   Operations:
   Net Investment Income (Loss) ..................       0.01*          0.07       (0.01)         (0.01)         0.09
   Net Realized and
      Unrealized Gain (Loss) .....................       1.61*          2.61        4.54          (1.30)         0.85
                                                     --------      ---------    --------     ----------     ---------
   Total from Investment
      Operations .................................       1.62           2.68        4.53          (1.31)         0.94
                                                     --------      ---------    --------     ----------     ---------
Dividends and Distributions:
   Net Investment Income .........................         --          (0.07)         --             --         (0.08)
   Net Realized Capital Gains ....................      (1.73)         (0.45)      (0.11)         (0.94)        (1.51)
                                                     --------      ---------    --------     ----------     ---------
   Total Dividends and Distributions .............      (1.73)         (0.52)      (0.11)         (0.94)        (1.59)
                                                     --------      ---------    --------     ----------     ---------
   Net Asset Value,
      End of Year ................................   $  18.22      $   18.33    $  16.17     $    11.75     $   14.00
                                                     ========      =========    ========     ==========     =========
TOTAL RETURN+ ....................................       9.24%         17.03%      38.88%        (10.34)%        6.70%
                                                     ========      =========    ========     ==========     =========

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (000) ....................   $ 99,201      $ 247,954    $227,702     $  167,698     $ 110,022
Ratio of Expenses to
   Average Net Assets ............................       1.25%(2)       1.25%       1.25%          1.25%         1.25%
Ratio of Expenses to Average Net Assets
   (without Waivers and Fees
   Paid Indirectly) ..............................       1.47%          1.36%       1.35%          1.31%         1.37%
Ratio of Net Investment
   Income (Loss) to Average Net Assets ...........       0.06%          0.33%      (0.10)%        (0.07)%        0.33%
Portfolio Turnover Rate ..........................         45%            41%         46%            24%           62%

  *   PER SHARE CALCULATIONS BASED ON THE AVERAGE SHARES METHOD.

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) ON MARCH 16, 2001, THE ADVISORS' INNER CIRCLE FUND STERLING CAPITAL SMALL CAP VALUE FUND ACQUIRED THE ASSETS AND LIABILITIES OF THE UAM STERLING CAPITAL SMALL CAP VALUE FUND, A SERIES OF THE UAM FUNDS. THE OPERATIONS OF THE ADVISORS' INNER CIRCLE FUND STERLING CAPITAL SMALL CAP VALUE FUND PRIOR TO THE ACQUISITION WERE THOSE OF THE PREDECESSOR FUND, THE UAM STERLING CAPITAL SMALL CAP VALUE FUND.

(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECTS OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD NOT SIGNIFICANTLY DIFFER.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          BALANCED FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                    FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                          YEARS ENDED OCTOBER 31,
                                                     ----------------------------------------------------------------
                                                       2005           2004        2003          2002         2001(1)
                                                     --------      ---------    --------     ----------     ---------
Net Asset Value,
   Beginning of Year .............................   $  11.14      $   10.20    $   9.11     $    10.02     $   11.24
                                                     --------      ---------    --------     ----------     ---------
Income from Investment
   Operations:
   Net Investment Income .........................       0.21*          0.20        0.18           0.23          0.25
   Net Realized and
      Unrealized Gain (Loss) .....................       0.39*          0.94        1.09          (0.89)        (0.96)
                                                     --------      ---------    --------     ----------     ---------
   Total from Investment Operations ..............       0.60           1.14        1.27          (0.66)        (0.71)
                                                     --------      ---------    --------     ----------     ---------
Dividends and Distributions:
   Net Investment Income .........................      (0.24)         (0.20)      (0.18)         (0.23)        (0.27)
   Net Realized Capital Gains ....................         --             --          --          (0.02)        (0.24)
                                                     --------      ---------    --------     ----------     ---------
   Total Dividends and Distributions .............      (0.24)         (0.20)      (0.18)         (0.25)        (0.51)
                                                     --------      ---------    --------     ----------     ---------
Net Asset Value, End of Year .....................   $  11.50      $   11.14    $  10.20     $     9.11     $   10.02
                                                     ========      =========    ========     ==========     =========
TOTAL RETURN+ ....................................       5.38%         11.24%      14.17%         (6.71)%       (6.60)%
                                                     ========      =========    ========     ==========     =========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year (000) ....................   $ 34,164      $  38,615    $ 36,468     $   32,691     $  42,651
Ratio of Expenses to
   Average Net Assets ............................       1.11%(3)       1.11%       1.11%          1.02%         1.11%
Ratio of Expenses to Average Net Assets
   (without Waivers and Fees
   Paid Indirectly) ..............................       1.36%          1.27%       1.21%          1.02%         1.27%
Ratio of Net Investment
   Income to Average Net Assets ..................       1.87%          1.75%       1.97%          2.21%         2.30%
Portfolio Turnover Rate ..........................         92%            89%         82%           125%(2)        86%

  *   PER SHARE CALCULATIONS BASED ON THE AVERAGE SHARES METHOD.

  + TOTAL RETURN IS FOR THE PERIOD INDICATED AND HAS NOT BEEN ANNUALIZED. TOTAL RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) ON MARCH 16, 2001, THE ADVISORS' INNER CIRCLE FUND STERLING CAPITAL BALANCED FUND ACQUIRED THE ASSETS AND LIABILITIES OF THE UAM STERLING CAPITAL BALANCED FUND, A SERIES OF THE UAM FUNDS. THE OPERATIONS OF THE ADVISORS' INNER CIRCLE FUND STERLING CAPITAL BALANCED FUND PRIOR TO THE ACQUISITION WERE THOSE OF THE PREDECESSOR FUND, THE UAM STERLING CAPITAL BALANCED FUND.

(2) (UNAUDITED) THE TURNOVER IN THE BALANCED FUND ROSE DURING THE LAST SIX MONTHS PRIMARILY DUE TO THE ACTIVE NATURE OF THE FIXED INCOME MANAGEMENT. IN 2002, THE CREDIT MARKETS WERE EXTREMELY VOLATILE DUE TO THE NEGATIVE PUBLICITY ASSOCIATED WITH CORPORATE ACCOUNTING SCANDALS. DURING THIS VOLATILE PERIOD, WE BELIEVED THAT IT WAS VERY IMPORTANT TO PURGE ANY NAMES FROM OUR PORTFOLIOS THAT COULD BE POSSIBLY TAINTED BY ANY NEGATIVE PUBLICITY. IN ADDITION WE HAVE BEEN IN THE PROCESS OF SHIFTING OUR YIELD CURVE POSITION FROM A BULLET STRUCTURE TO MORE OF A BARBELL. THIS STRATEGY WILL BE GRADUALLY IMPLEMENTED BUT ALSO INVOLVES INCREASED ACTIVITY IN THE ACCOUNT. WE BELIEVE THAT THE YIELD CURVE WILL FLATTEN IN 2003 AND WE ARE WORKING TO POSITION THE FUND TO TAKE ADVANTAGE OF THIS MOVE.

(3) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD NOT SIGNIFICANTLY DIFFER.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31, 2005

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION:

THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 38 funds. The financial statements herein are those of the Sterling Capital Small Cap Value Fund and the Sterling Capital Balanced Fund (collectively the "Funds", individually the "Fund"). The financial statements of the remaining funds are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

      USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31, 2005

--------------------------------------------------------------------------------

      "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

      REPURCHASE AGREEMENTS -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

      EXPENSES -- Expenses that are directly related to the Fund are charged to the specific Fund. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly-owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co., (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31, 2005

--------------------------------------------------------------------------------

4. ADMINISTRATION, DISTRIBUTION AND TRANSFER AGENT AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds at an annual rate of:

         0.150% on the first $250 million of the Funds average daily net assets; 0.125% on the next $250 million of the Funds average daily net assets; 0.100% on all Funds average daily net assets over $500 million

The Funds are subject to a minimum annual administration fee of $250,000, allocated by each Funds' average daily net assets. There is also a minimum annual administration fee of $100,000 per additional fund and $20,000 per additional class.

During the year ended October 31, 2005, the Sterling Balanced Fund and the Sterling Small Cap Fund earned cash management credits of $259 and $2,323 respectively, which were used to offset transfer agent expenses. The effect of these credits on the Funds' expense ratios as a percentage of the Funds' average daily net assets for the year ended October 31, 2005, was 0.00% and 0.00%, respectively.

DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Funds.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Funds that were serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds' transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Sterling Capital Management, LLC (the Adviser). During the year ended October 31, 2005, the Sterling Balanced Fund and the Sterling Small Cap Value Fund paid $371,633 and $77,394, respectively, to third parties for such services.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

On April 7, 2005, BB&T Corporation ("BB&T") acquired a 70% ownership interest in the Adviser. The Adviser now operates as an independently managed subsidiary of BB&T. Other than the change in ownership, the operations of the Adviser, the fees payable, and persons responsible for day-to-day investment management of the Funds remain unchanged. This transaction resulted in a change of control of the Adviser and constituted an "assignment" of the old Agreement, which terminated automatically upon this assignment. On February 23, 2005, the Board of Trustees of

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31, 2005

--------------------------------------------------------------------------------

the Trust approved a new investment advisory agreement to take affect upon shareholder approval. Shareholder approval was received on June 29, 2005 for the Balanced Fund and July 13, 2005 for the Small Cap Value Fund.

The Trust and the Adviser are parties to an Investment Advisory Agreement dated June 29, 2005 for the Balanced Fund and July 13, 2005 for the Small Cap Value Fund under which the Adviser will continue to receive an annual fee equal to 1.00% of the Small Cap Value Fund's average daily net assets and 0.75% of the Balanced Fund's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fee and to assume expenses, if necessary, in order to limit the Funds' total operating expenses to a maximum of 1.25% and 1.11% of average daily net assets of the Small Cap Value and Balanced Funds, respectively. The Adviser, at its sole discretion, reserves the right to terminate this arrangement at any time.

Wachovia Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 2005, are as follows:

                                                   SMALL CAP      BALANCED
                                                   VALUE FUND       FUND
                                                  -----------   ------------
    Purchases
          U.S. Government ...................   $          --   $ 20,061,614
          Other .............................      88,294,067     13,058,139
    Sales
          U.S. Government ...................              --     19,320,540
          Other .............................     246,186,704     24,003,465

7. FEDERAL TAX INFORMATION:

It is each Funds intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision of Federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles in the United States of America. These differences are primarily due to differing book and tax treatments for wash sales, pay downs, and a distribution reclass.

Permanent book and tax differences relating to shareholder distributions, paydowns and redemption utilized as distributions for Federal income tax purposes may result in reclassifications to undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss)

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31, 2005

--------------------------------------------------------------------------------

per share in the financial highlights. Accordingly, the following permanent differences have been reclassified to/from the following accounts as of October 31, 2005:

                                 UNDISTRIBUTED  ACCUMULATED
                                NET INVESTMENT    REALIZED
                                    INCOME          LOSS        PAID IN CAPITAL
                                --------------  ------------    ---------------
  Small Cap Value Fund ......      $(26,178)    $(16,255,491)     $16,281,669
  Balanced Fund .............        36,343          (36,343)              --

The tax character of dividends and distributions paid during the last two fiscal years were as follows:

                                       ORDINARY    LONG-TERM
                                        INCOME    CAPITAL GAIN    TOTAL
                                      ----------  ------------  -----------
  Small Cap Value Fund
     2005 .........................   $3,794,861  $ 19,731,645  $23,526,506
     2004 .........................    7,216,414            --    7,216,414
  Balanced Fund
     2005 .........................     777,399          2,821      780,220
     2004 .........................     697,584             --      697,584

As of October 31, 2005, the components of Distributable Earnings were as follows:

                                                       SMALL CAP     BALANCED
                                                      VALUE FUND       FUND
                                                      -----------   -----------
    Undistributed Ordinary Income ................    $   756,478   $        --
    Undistributed Long-Term Capital Gains ........     14,925,874     2,035,213
    Unrealized Appreciation ......................     16,637,912     2,333,136
    Other Temporary Differences ..................            150            --
                                                      -----------   -----------
    Total Distributable Earnings .................    $32,320,414   $ 4,368,349
                                                      ===========   ===========

For the year ended October 31, 2005, the Sterling Capital Balanced Fund utilized $744,187 of capital loss carryforwards.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2005, were as follows:

                                          AGGREGATE GROSS  AGGREGATE GROSS
                                FEDERAL      UNREALIZED       UNREALIZED     NET UNREALIZED
                               TAX COST     APPRECIATION     DEPRECIATION     APPRECIATION
                             -----------  ---------------  ---------------   --------------
Small Cap Value Fund .....   $83,680,371    $20,447,952      $(3,810,040)      $16,637,912
Balanced Fund ............    25,556,115      3,398,507       (1,065,371)        2,333,136

8. OTHER:

At October 31, 2005, 32% of total shares outstanding were held by two shareholders of the Small Cap Value Fund and 80% of total shares outstanding were held by one shareholder of the Balanced Fund.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
                                                          OCTOBER 31, 2005

--------------------------------------------------------------------------------

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. SUBSEQUENT EVENTS (UNAUDITED):

The Board has selected Ernst & Young LLP (E&Y) to serve as the Funds' independent registered public accounting firm for the Funds' fiscal year ended October 31, 2006. The decision to select E&Y was recommended by the Audit Committee and was approved by the Board on November 14, 2005. During the Funds' fiscal years ended October 31, 2005 and October 31, 2004, neither the Trust, its portfolios, nor anyone on their behalf consulted with E&Y on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).

The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Trust or the Board with the performance of the Funds' current auditor, KPMG LLP. The dismissal of KPMG LLP, the Funds' current independent registered public accounting firm, effective upon its completion of its audits for the fiscal year ended October 31, 2005 and to select E&Y was recommended by the Trust's Audit Committee and approved by the Trusts' Board of Trustees. KPMG LLP's report on the Funds' financial statements for the fiscal years ended October 31, 2005 and October 31, 2004 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Funds' fiscal years ended October 31, 2005 and October 31, 2004, (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Trust's financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K.

Effective October 26, 2005 the Board of Trustees of the Advisors' Inner Circle Fund approved by written consent the closing and liquidation of the Sterling Capital Balanced Fund (the "Fund"). The Fund ceased operations and made a liquidation distribution to shareholders on December 15, 2005.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Sterling Capital Funds Small Cap Value and Balanced Funds of
The Advisors' Inner Circle Fund:

We have audited the accompanying statements of net assets of the Sterling Capital Funds Small Cap Value Fund and the statement of assets and liabilities, including the schedule of investments, of the Sterling Capital Funds Balanced Fund (the "Funds"), two of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2001, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated December 14, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sterling Capital Funds Small Cap Value and Balanced Funds of The Advisors' Inner Circle Fund as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                    KPMG LLP

Philadelphia, Pennsylvania
December 22, 2005

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons

                                                                     TERM OF
                                     POSITION(S)                   OFFICE AND
   NAME, ADDRESS,                    HELD WITH                      LENGTH OF
      AGE(1)                         THE TRUST                    TIME SERVED(2)
--------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER                       Chairman                    (Since 1991)
59 yrs. old                          of the Board
                                     of Trustees

--------------------------------------------------------------------------------
WILLIAM M. DORAN                        Trustee                    (Since 1992)
1701 Market Street
Philadelphia, PA 19103
65 yrs. old

--------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------

of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional
Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-845-3885. The following chart lists Trustees and Officers as of November 15, 2005.

                                           NUMBER OF
                                          PORTFOLIOS
                                       IN THE ADVISORS'
                                       INNER CIRCLE FUND
    PRINCIPAL OCCUPATION(S)               OVERSEEN BY            OTHER DIRECTORSHIPS
      DURING PAST 5 YEARS                 BOARD MEMBER          HELD BY BOARD MEMBER(3)
-----------------------------------------------------------------------------------------------
Currently performs various services           38           Trustee of The Advisors' Inner
on behalf of SEI Investments for                           Circle Fund II, Bishop Street
which Mr. Nesher is compensated.                           Funds, SEI Asset Allocation Trust,
Executive   Vice President of SEI                          SEI Daily Income Trust, SEI Index
Investments, 1986-1994. Director                           Funds, SEI Institutional
and Executive Vice President of                            International Trust, SEI
the Administrator and the                                  Institutional Investments Trust, SEI
Distributor, 1981-1994.                                    Institutional Managed Trust, SEI
                                                           Liquid Asset Trust, SEI Tax
                                                           Exempt Trust, SEI Opportunity
                                                           Master Fund, L.P., SEI Opportunity
                                                           Fund, L.P., SEI Absolute Return
                                                           Master Fund, L.P., SEI Absolute
                                                           Return Fund, L.P., SEI Global
                                                           Master Fund, PLC, SEI Global
                                                           Assets Fund, PLC, SEI Global
                                                           Investments Fund, PLC, SEI
                                                           Investments Global, Limited, SEI
                                                           Investments-Global Fund Services,
                                                           Limited, SEI Investments (Europe)
                                                           Ltd., SEI Investments-Unit Trust
                                                           Management (UK) Limited, and
                                                           SEI Global Nominee Ltd.
-----------------------------------------------------------------------------------------------
Self-employed consultant since                38           Director of SEI Investments
2003. Partner, Morgan, Lewis &                             Company and SEI Investments
Bockius LLP (law firm) from                                Distribution Co.,SEI Investments-
1976-2003, counsel to the Trust,                           Global Fund Services, Limited, SEI
SEI Investments, the Administrator                         Investments (Europe), Limited, SEI
and the Distributor. Director of SEI                       Investments (Asia) Limited, SEI
Investments since 1974; Secretary                          Asset Korea Co., Ltd., Trustee of
of SEI Investments since 1978.                             The Advisors' Inner Circle Fund II,
                                                           SEI Investments, SEI Asset
                                                           Allocation Trust, SEI Daily Income
                                                           Trust, SEI Index Funds, SEI
                                                           Institutional International Trust,
                                                           SEI Institutional Investments Trust,
                                                           SEI Institutional Managed Trust, SEI
                                                           Liquid Asset Trust and SEI
                                                           Tax Exempt Trust.

--------------------------------------------------------------------------------

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                                TERM OF
                              POSITION(S)      OFFICE AND
   NAME, ADDRESS,              HELD WITH        LENGTH OF
       AGE(1)                  THE TRUST      TIME SERVED(2)
------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS

JOHN T. COONEY                  Trustee        (Since 1993)
78 yrs. old

------------------------------------------------------------
EUGENE B. PETERS                Trustee        (Since 1993)
76 yrs. old

------------------------------------------------------------
JAMES M. STOREY                 Trustee        (Since 1994)
74 yrs. old

------------------------------------------------------------
GEORGE J. SULLIVAN, JR.         Trustee        (Since 1999)
63 yrs. old

--------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------

                                             NUMBER OF
                                            PORTFOLIOS
                                         IN THE ADVISORS'
                                         INNER CIRCLE FUND
    PRINCIPAL OCCUPATION(S)                 OVERSEEN BY            OTHER DIRECTORSHIPS
      DURING PAST 5 YEARS                   BOARD MEMBER          HELD BY BOARD MEMBER(3)
---------------------------------------------------------------------------------------------------
Vice Chairman of Ameritrust Texas               38           Trustee of The Advisors' Inner
N.A., 1989-1992, and MTrust Corp.,                           Circle Fund II.
1985-1989.
---------------------------------------------------------------------------------------------------
Private investor from 1987 to                   38           Trustee of The Advisors' Inner
present. Vice President and Chief                            Circle Fund II.
Financial Officer, Western Company
of North America (petroleum
service company), 1980-1986.
President of Gene Peters and
Associates (import company),
1978-1980. President and Chief
Executive Officer of Jos. Schlitz
Brewing Company before 1978.
---------------------------------------------------------------------------------------------------
Attorney, Solo Practitioner since               38           Trustee of The Advisors' Inner
1994. Partner, Dechert (law firm),                           Circle Fund II, SEI Asset Allocation
September 1987-December 1993.                                Trust, SEI Daily Income Trust, SEI
                                                             Index Funds, SEI Institutional
                                                             International Trust, SEI Institutional
                                                             Investments Trust, SEI Institutional
                                                             Managed Trust, SEI Liquid Asset
                                                             Trust, SEI Tax Exempt Trust and
                                                             U.S. Charitable Gift Trust.
---------------------------------------------------------------------------------------------------
Chief Executive Officer, Newfound               38           Trustee, State Street Navigator
Consultants, Inc. since April 1997.                          Securities Lending Trust, since
General Partner, Teton Partners, L.P.,                       1995. Trustee of The Fulcrum
June 1991-December 1996; Chief                               Trust. Trustee of The Advisors'
Financial Officer, Nobel Partners,                           Inner Circle Fund II, SEI Asset
L.P., March 1991-December 1996;                              Allocation Trust, SEI Daily Income
Treasurer and Clerk, Peak Asset                              Trust, SEI Index Funds, SEI
Management, Inc., since 1991.                                Institutional International Trust, SEI
                                                             Institutional Investments Trust, SEI
                                                             Institutional Managed Trust, SEI
                                                             Liquid Asset Trust, SEI Tax Exempt
                                                             Trust, SEI Opportunity Master
                                                             Fund, L.P., SEI Absolute Return
                                                             Fund, L.P. and SEI Opportunity
                                                             Fund, L.P.
---------------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                          STERLING CAPITAL FUNDS

-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                                                TERM OF
                                  POSITION(S)                 OFFICE AND
     NAME, ADDRESS,               HELD WITH                   LENGTH OF
        AGE(1)                    THE TRUST                 TIME SERVED(2)
-------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

BETTY L. KRIKORIAN                 Trustee                    (Since 2005)
62 yrs. old

-------------------------------------------------------------------------------
CHARLES E. CARLBOM                 Trustee                    (Since 2005)
71 yrs. old

-------------------------------------------------------------------------------
MITCHELL A. JOHNSON                Trustee                    (Since 2005)
63 yrs. old

-------------------------------------------------------------------------------
OFFICERS

JAMES F. VOLK, CPA                President                   (Since 2003)
43 yrs. old

-------------------------------------------------------------------------------
MICHAEL LAWSON                   Controller                   (Since 2005)
45 yrs. old                       and Chief
                              Financial Officer

-------------------------------------------------------------------------------
WILLIAM E. ZITELLI                   Chief                    (Since 2004)
37 yrs. old                       Compliance
                                    Officer

-------------------------------------------------------------------------------

1 Unless otherwise noted, the business address of each Trustee or officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

3 Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS
--------------------------------------------------------------------------------

                                             NUMBER OF
                                             PORTFOLIOS
                                         IN THE ADVISORS'
                                         INNER CIRCLE FUND          OTHER DIRECTORSHIPS
       PRINCIPAL OCCUPATION(S)           OVERSEEN BY BOARD             HELD BY BOARD
         DURING PAST 5 YEARS               MEMBER/OFFICER            MEMBER/OFFICER(3)
----------------------------------------------------------------------------------------------
Self-Employed Legal and Financial               38           Trustee of The Advisors' Inner
Services Consultant since 2003.                              Circle Fund II.
In-house Counsel, State Street
Bank Global Securities and Cash
Operations from 1995 to 2003.
----------------------------------------------------------------------------------------------
Self-Employed Business Consultant,              38           Director, Crown Pacific, Inc. and
Business Project Inc. since 1997.                            Trustee of The Advisors' Inner
CEO and President, United Grocers                            Circle Fund II.
Inc. from 1997 to 2000.
----------------------------------------------------------------------------------------------
Retired.                                        38           Director, Federal Agricultural
                                                             Mortgage Corporation. Trustee of
                                                             The Advisors' Inner Circle Fund
                                                             II.
----------------------------------------------------------------------------------------------

Senior Operations Officer, SEI                 N/A                           N/A
Investments, Fund Accounting and
Administration since 1996;
Assistant Chief Accountant for the
U.S. Securities and Exchange
Commission from 1993-1996.
----------------------------------------------------------------------------------------------
Director, SEI Investments, Fund                N/A                           N/A
Accounting since July 2005.
Manager, SEI Investments AVP
from April 1995 to February 1998
and November 1998 to July 2005.
----------------------------------------------------------------------------------------------
Vice President and Assistant                   N/A                          N/A
Secretary of SEI Investments and
Vice President and Assistant
Secretary of SEI Investments
Global Funds Services from
2000-2004; Vice President, Merrill
Lynch & Co. Asset Management
Group from 1998-2000; Associate
at Pepper Hamilton LLP from 1997-1998.
----------------------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)
--------------------------------------------------------------------------------

                                                                    TERM OF
                                      POSITION(S)                  OFFICE AND
   NAME, ADDRESS,                      HELD WITH                   LENGTH OF
       AGE(1)                          THE TRUST                  TIME SERVED
--------------------------------------------------------------------------------
OFFICERS (CONTINUED)

JAMES NDIAYE                        Vice President                (Since 2004)
37 yrs. old                         and Secretary

--------------------------------------------------------------------------------
TIMOTHY D. BARTO                    Vice President                (Since 2000)
37 yrs. old                         and Assistant
                                      Secretary

--------------------------------------------------------------------------------
PHILIP T. MASTERSON                 Vice President                (Since 2004)
41 yrs. old                         and Assistant
                                      Secretary

--------------------------------------------------------------------------------
NICOLE WELCH                         AML Officer                  (Since 2005)
28 yrs. old

--------------------------------------------------------------------------------

1 The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------

                                            NUMBER OF
                                            PORTFOLIOS
                                         IN THE ADVISORS'
                                        INNER CIRCLE FUND
       PRINCIPAL OCCUPATION(S)             OVERSEEN BY      OTHER DIRECTORSHIPS
         DURING PAST 5 YEARS                 OFFICER          HELD BY OFFICER
--------------------------------------------------------------------------------

Employed by SEI Investments Company            N/A                  N/A
since 2004. Vice President, Deutsche
Asset Management from 2003-2004.
Associate, Morgan, Lewis & Bockius
LLP from 2000-2003. Counsel,
Assistant Vice President, ING
Variable Annuities Group from
1999-2000.
--------------------------------------------------------------------------------
General Counsel, Vice President and            N/A                  N/A
Secretary of SEI Investments Global
Funds Services since 1999; Associate,
Dechert (law firm) from 1997-1999;
Associate, Richter, Miller & Finn
(law firm) from 1994-1997.
--------------------------------------------------------------------------------
Employed by SEI Investments Company            N/A                  N/A
since 2004. General Counsel, CITCO
Mutual Fund Services from 2003-2004.
Vice President and Associate Counsel,
Oppenheimer Funds from 2001-2003 and
Vice President and Assistant Counsel
from 1997-2001.
--------------------------------------------------------------------------------
Assistant Vice President and AML               N/A                  N/A
Compliance Officer of SEI Investments
since January 2005.Compliance Analyst
at TD Waterhouse from January 2004 to
November 2004. Senior Compliance
Analyst at UBS Financial Services
from October 2002 to January 2004.
Knowledge Management Analyst at
PricewaterhouseCoopers Consulting
from September 2000 to October 2002.
--------------------------------------------------------------------------------

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

O ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

O HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------
                                 BEGINNING    ENDING                  EXPENSES
                                  ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                   VALUE      VALUE       EXPENSE      DURING
                                   5/1/05    10/31/05      RATIOS     PERIOD*
--------------------------------------------------------------------------------
STERLING CAPITAL SMALL CAP VALUE FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN               $1,000.00   $1,129.60      1.25%      $6.71
HYPOTHETICAL 5% RETURN            1,000.00    1,018.90      1.25        6.36
--------------------------------------------------------------------------------
STERLING CAPITAL BALANCED FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN               $1,000.00   $1,031.90      1.11%      $5.68
HYPOTHETICAL 5% RETURN            1,000.00    1,019.61      1.11        5.65
--------------------------------------------------------------------------------

* Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT:

The Board's continuance of the Advisory Agreement, after the initial two-year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Funds may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting on February 23, 2005, the Board requested and received written materials from the Adviser regarding: (a) the nature, extent and quality of the services to be provided by the Adviser; (b) the investment performance of the Funds and the Adviser; (c) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (d) the extent to which economies of scale would be realized as the Funds grow; and (e) whether fee levels reflect these economies of scale for the benefit of the Funds' investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other service providers of the Funds, presented additional oral and written information to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Among other things, the representatives provided a brief overview of the Adviser's history, representative clients, organizational chart, and the biographies of key personnel, focusing on those persons providing services to the Funds. The representatives also reviewed the Adviser's investment philosophy and strategy it employed in the management of each of the Funds, and reviewed the Funds' asset levels and performance over the past year. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------

NATURE, EXTENT AND QUALITY OF ADVISORY AND OTHER SERVICES. The Board considered the Adviser's brokerage practices with respect to the Funds' portfolio transactions. The Board also considered the Adviser's position regarding soft dollar usage, noting that the Adviser had discontinued the use of soft dollars. In considering the nature, extent and quality of the services provided by the Adviser, the Board of Trustees reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser's portfolio management personnel, and the Board concluded that it was satisfied with the services provided to the Funds.

FUND PERFORMANCE AND INVESTMENT OBJECTIVES. The Board also compared the Funds' performance to benchmark indices and other similar mutual funds over various periods of time and concluded that they were satisfied with the investment performance of the Funds, in light of the factors described by the Adviser that contributed to the Funds' performance.

COSTS OF ADVISORY SERVICES AND ECONOMIES OF SCALE. In concluding that the advisory fees payable by the Funds were reasonable, the Trustees reviewed a report of the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds and concluded that such profit levels were reasonable. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fee was reasonable and the result of arm's length negotiations, and the expense ratio paid by the Funds was consistent with industry standards. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.

Based  on the  Board's  deliberations  and  its  evaluation  of the  information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Funds; and (c) agreed to renew the Agreement for another year.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

For shareholders that do not have an October 31, 2005, tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2005, tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2005, each Fund is designating the following items with regard to distributions paid during the year.

                                LONG LONG
                                (15% RATE)        ORDINARY                                     QUALIFYING      U.S.
                               CAPITAL GAIN        INCOME          TOTAL         QUALIFYING    DIVIDEND     GOVERNMENT
FUND                           DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS   DIVIDENDS (1)   INCOME (2)   INTEREST (3)
-------------                  -------------   -------------   -------------   -------------   ----------   ------------
Sterling Capital
   Small Cap
   Value Fund ..............      83.87%          16.13%          100.00%          50.22%         50.20%       0.00%
Sterling Capital
   Balanced
   Fund ....................       0.36%          99.64%          100.00%          69.19%         68.10%       7.71%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND ARE REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS."

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." IT IS THE INTENTION OF THE AFOREMENTIONED FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

(3) U.S. GOVERNMENT INTEREST REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF TOTAL ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. THE STERLING CAPITAL BALANCED FUND DID NOT QUALIFY TO PASS THROUGH THE U.S. GOVERNMENT INTEREST TO SHAREHOLDERS WHO ARE RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK.

      THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2005. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR FORM 1099-DIV.

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHAREHOLDERS VOTING RESULTS (UNAUDITED)
--------------------------------------------------------------------------------

At a special meeting held on February 18, 2005, the shareholders of the Advisors' Inner Circle Fund voted on the proposal to elect Trustees of the Trust. The results of the voting were as follows:

                                            NUMBER OF        % OF SHARES       % OF SHARES
                                             SHARES          OUTSTANDING         PRESENT
                                        -----------------    -----------       -----------
ROBERT A. NESHER
Affirmative ....................        1,968,778,879.060      83.336%           99.953%
Withheld .......................              928,748.332       0.039%            0.047%
Total ..........................        1,969,707,627.392      83.375%              100%

WILLIAM M. DORAN
Affirmative ....................        1,968,769,215.571      83.335%           99.952%
Withheld .......................              938,411.821       0.040%            0.048%
Total ..........................        1,969,707,627.392      83.375%              100%

JOHN T. COONEY
Affirmative ....................        1,968,445,827.062      83.322%           99.936%
Withheld .......................            1,261,800.330       0.053%            0.064%
Total ..........................        1,969,707,627.392      83.375%              100%

ROBERT A. PATTERSON
Affirmative ....................        1,968,404,985.954      83.320%           99.934%
Withheld .......................            1,302,641.438       0.055%            0.066%
Total ..........................        1,969,707,627.392      83.375%              100%

EUGENE B. PETERS
Affirmative ....................        1,968,506,856.025      83.324%           99.939%
Withheld .......................            1,200,771.367       0.051%            0.061%
Total ..........................        1,969,707,627.392      83.375%              100%

JAMES M. STOREY
Affirmative ....................        1,968,556,832.006      83.326%           99.942%
Withheld .......................            1,150,795.386       0.049%            0.058%
Total ..........................        1,969,707,627.392      83.375%              100%

GEORGE J. SULLIVAN
Affirmative ....................        1,968,795,230.525      83.337%           99.954%
Withheld .......................              912,396.867       0.038%            0.046%
Total ..........................        1,969,707,627.392      83.375%              100%

BETTY L. KRIKORIAN
Affirmative ....................        1,968,754,119.096      83.335%           99.952%
Withheld .......................              953,508.296       0.040%            0.048%
Total ..........................        1,969,707,627.392      83.375%              100%

CHARLES E. CARLBOM
Affirmative ....................        1,968,689,813.190      83.332%           99.948%
Withheld .......................            1,017,814.202       0.043%            0.052%
Total ..........................        1,969,707,627.392      83.375%              100%

MITCHELL A. JOHNSON
Affirmative ....................        1,968,801,283.525      83.337%           99.954%
Withheld .......................              906,343.867       0.038%            0.046%
Total ..........................        1,969,707,627.392      83.375%              100%

THE ADVISORS' INNER CIRCLE FUND                           STERLING CAPITAL FUNDS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
SHAREHOLDERS VOTING RESULTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

At a special meeting of shareholders held June 29, 2005 for the Sterling Capital Balanced Fund, and July 13, 2005 for the Sterling Capital Small Cap Value Fund, the shareholders of each Fund approved a new Investment Advisory Agreement between the Advisors' Inner Circle Fund on behalf of the Sterling Capital Small Cap Value Fund and the Sterling Capital Balanced Fund, and Sterling Capital Management LLC. The voting results were as follows:

STERLING CAPITAL BALANCED FUND

                                            NUMBER OF      % OF SHARES    % OF SHARES
                                             SHARES        OUTSTANDING      PRESENT
                                          -------------    -----------    -----------
Affirmative ....................          3,087,944.642      93.412%           100%
Against ........................                  0.000       0.000%         0.000%
Abstain ........................                  0.000       0.000%         0.000%
Total ..........................          3,087,944.642      93.412%           100%

STERLING CAPITAL SMALL CAP VALUE FUND

                                           NUMBER OF       % OF SHARES    % OF SHARES
                                             SHARES        OUTSTANDING      PRESENT
                                          -------------    -----------    -----------
Affirmative ....................          6,875,040.525      49.397%        97.609%
Against ........................             56,295.185       0.405%         0.800%
Abstain ........................            112,091.712       0.805%         1.591%
Total ..........................          7,043,427.422      50.607%           100%

                                      NOTES

                                      NOTES

                                      NOTES

                             STERLING CAPITAL FUNDS
                                 P.O. Box 219009
                           Kansas City, MO 64121-9009
                                 1-866-450-3722

                                    ADVISER:
                        Sterling Capital Management, LLC
                              Two Morrocroft Centre
                          4064 Colony Road, Suite 300
                               Charlotte, NC 28211

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                         1111 Pennsylvania Avenue, N.W.
                              Washington, DC 20004

                          INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM:
                                    KPMG LLP
                               1601 Market Street
                             Philadelphia, PA 19103

  This information must be preceded or accompanied by a current prospectus for the Funds described.

SCM-AR-001-0500

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are George Sullivan and Robert Patterson and are independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP related to the Trust

KPMG LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2005                                                   2004
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were pre-         did not require                     were pre-         did not require
                                     approved          pre-approval                        approved          pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $340,000            N/A               N/A             $317,500            N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           N/A               N/A               N/A               N/A               N/A               N/A
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees         N/A               N/A               N/A               N/A               N/A               N/A

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Fees billed by PWC LLP related to the Trust

PWC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                           2005                                                   2004
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $189,520            N/A               N/A             $251,280            N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           $0                $0                $0                $0            $10,780(1)        $8,500(2)
        Related
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax              N/A               N/A               N/A               N/A               N/A               N/A
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:
     (1) Includes fees for: Agreed upon procedures related to the requirement to perform an independent audit pursuant to Section 352 of the USA PATRIOT Act for SEI.
     (2) Includes fees for: Review of N-14 and N-1A Filings related to merger of the Independence Small Cap Fund and the John Hancock Small Cap Fund.

  (e)(1) Not applicable.

  (e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):


         --------------------------- ---------------- ---------------
                                           2005            2004
         --------------------------- ---------------- ---------------
         Audit-Related Fees                 0%              0%

         --------------------------- ---------------- ---------------
         Tax Fees                           0%              0%
         --------------------------- ---------------- ---------------
         All Other Fees                     0%              0%

         --------------------------- ---------------- ---------------

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PWC):


         --------------------------- ---------------- ---------------
                                          2005             2004
         --------------------------- ---------------- ---------------
         Audit-Related Fees                0%              44%

         --------------------------- ---------------- ---------------
         Tax Fees                          0%               0%
         --------------------------- ---------------- ---------------
         All Other Fees                    0%               0%

         --------------------------- ---------------- ---------------

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $0 and $0 for 2005 and 2004, respectively.

(g) The aggregate non-audit fees and services billed by PWC LLP for the last two fiscal years were $0 and $19,280 for 2005 and 2004, respectively.


(h) Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.  SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                     The Advisors' Inner Circle Fund


By (Signature and Title)*                        /s/ James F. Volk
                                                 ---------------------------
                                                 James F. Volk, President

Date:  December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                        /s/ James F. Volk
                                                 ---------------------------
                                                 James F. Volk, President

Date:  December 29, 2005


By (Signature and Title)*                        /s/ Michael Lawson
                                                 ---------------------------
                                                 Michael Lawson
                                                 Controller & CFO


Date:  December 29, 2005

* Print the name and title of each signing officer under his or her signature.